UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2004

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 (Registrant’s telephone number, including area code): (972) 444-1000

(Former name or former address, if changed since last report)

ITEM 9.

Regulation FD Disclosure

ITEM 12.

Results of Operations and Financial Condition

The following information is furnished pursuant to both Item 9 and Item 12.

The Registrant hereby furnishes the information set forth in its News Release, dated February 18, 2004, announcing 2003 additions to worldwide proved oil and gas reserves and the related reserve replacement percentage, a copy of which is included as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date:  February 18, 2004

By:

/s/ Donald D. Humphreys

----------------------------------------------

Name:

Donald D. Humphreys

Title:

Vice President, Controller and

Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.

Description

99

Exxon Mobil Corporation News Release, dated February 18, 2004, announcing 2003 additions to worldwide proved oil and gas reserves and the related reserve replacement percentage.